Exhibit 10.17

LIMITED GUARANTY

In consideration of the granting, execution and delivery of that certain Agreement of Lease dated as of even date (the “Lease”), between URBAN DEVELOPMENT PARTNERS (61), LLC, as owner, (“Owner”) and ROSSELLI 61ST STREET LLC, as tenant, (“Tenant”) with respect to certain premises more particularly described as the ground floor retail space (the “Premises”) in the building located at and known as 306 East 61st Street, New York, New York (the “Building”), the undersigned, John Rosselli, whose residence address is 157 East 75th Street, New York, New York 10021 and whose Social Security Number is XXX-XX-XXXX (hereinafter referred to as “Guarantor”), hereby covenants and agrees as follows:

1.           Guarantor hereby unconditionally and absolutely guarantees and assumes to and for the benefit of Landlord the full and prompt payment when due of the rent (however characterized) and other sums and charges payable by Tenant under the Lease as same may be modified, extended or renewed, and further hereby unconditionally and absolutely guarantees and assumes the full and timely performance and observance of all covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant, and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant, its successors and assigns, under the Lease after applicable notice and/or the expiration of cure periods, if any, or if Tenant, its successors and assigns, should default in the performance and observance of any of the covenants, terms, conditions or agreements contained in the Lease after applicable notice and/or the expiration of cure periods, if any, Guarantor will forthwith upon demand therefor pay such rent and other sums and charges, and any arrears thereof, to Landlord and will forthwith faithfully perform and fulfill all such terms, covenants, conditions and agreements, and will forthwith pay to Landlord, all damages (but not consequential damages), costs and expenses that may arise out of any default by Tenant, its successors and assigns, under the Lease, including, without limitation, all reasonable attorneys’ fees and disbursements incurred by Landlord or caused by any such default and/or the enforcement of this Guaranty; successive recoveries may be had hereunder.

2.           This Guaranty is an absolute and unconditional guaranty of payment and of performance.  It shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord’s part of any kind or nature whatsoever against Tenant, its successors and assigns, and without the necessity of any notice of nonpayment, nonperformance or nonobservance or any notice of acceptance of this Guaranty and without need for demand for payment under this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no wise be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant’s successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or allowed at law or in equity or by relief of Tenant from any of Tenant’s obligations under the Lease or otherwise by (a) the release or discharge of Tenant in any creditors’ proceedings, receivership, bankruptcy or otherwise proceedings, (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s said liability under the Lease resulting from the operation of any present or future provisions of the bankruptcy laws or from the decision in any court, or (c) the rejection or disaffirmance of the Lease in any such proceedings.  If any payment from the Tenant or anyone else is applied to the Lease and is thereafter set aside, recovered, rescinded, or required to be returned for any reason (including as a preference in the bankruptcy of Tenant or any other person), the obligations under the Lease to which such payment was applied shall for purposes of this Guaranty be deemed to have continued in existence notwithstanding such application and this Guaranty shall be enforceable as to such obligations as fully as if such applications had never been made.

3.           Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that Guarantor may be joined in any action against Tenant in connection with the Lease and the recovery may be had against Guarantor in such action or in any independent action against Guarantor without Landlord, its successors or assigns, first pursuing or exhausting any remedy for claim against Tenant, its successors or assigns.

4.           Guarantor hereby waives all right to trial by jury in any action or proceedings hereinafter instituted by Landlord to which Guarantor may be a party.

5.           In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint tenant therein with joint and several liabilities.

6.           Any notice, demand or request by Landlord shall be in writing, whether or not required and without any implied obligation hereunder to give such notice, and shall be deemed to have been duly given or made when same is mailed by certified mail or registered mail, return receipt requested, addressed to the party constituting Guarantor at such party’s address herein above set forth.

7.           This Guaranty shall be construed in accordance with and governed by the laws of the State of New York.  Guarantor hereby agrees that in the event of a dispute arising hereunder or under the Lease, Guarantor consents to personal jurisdiction in the State of New York, and designates that venue be placed in New York County.  The Guarantor further designates Tenant as the agent for service of process within the State of New York and that service shall be effective if given in accordance with Paragraph 6 above.

8.           This instrument shall inure to the benefit of Landlord and Landlord’s successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor’s successors and assigns.

9.           This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of or subletting, concession, franchising, licensing or permitting under the Lease.  The undersigned hereby waives notice of any of the forgoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned.  For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, “Tenant” shall be deemed to include any and all concessionaires, licensees, franchisees, department operations, assignees, subtenants, permittees or others, directly or indirectly operating or conducting a business in or from the Premises, as fully as if any of the same were the named Tenant under the Lease.

10.         If this Guaranty is signed by two or more parties, then the liability of said Guarantors shall be joint and several.

11.         Guarantor’s liability under this guaranty shall limited to the sum of all rent and additional rent and use and occupancy, if any, due and owing by Tenant to Landlord, including any and all reasonable costs, expenses, and legal fees incurred by Landlord and all non-monetary obligations of Tenant until the date that is six months after the date that Tenant surrenders vacant possession of the Demised Premises to Landlord in the condition required by the Lease.  In addition, notwithstanding anything to the contrary set forth in this Guaranty, Guarantor shall have no further liability hereunder from and after the effective date of any assignment of Tenant’s right, title and interest in and to the Lease, provided that a responsible principal or officer of such assignee and reasonably acceptable to Landlord shall have executed and delivered to Landlord a substitute guaranty substantially in the same form as this Guaranty.

IN WITNESS WHEREOF, Guarantor has executed this instrument the day and year first written above.

		By:	/s/ John Rosselli
John Rosselli

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 17th day of January in the year 2008 before me, the undersigned, a Notary Public in and for said State, personally appeared John Rosselli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

By:	/s/ Susan K. Bloom
Notary Public